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                                                                    EXHIBIT 24

                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS:

   WHEREAS, U S WEST, Inc., a Colorado corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement, including a related prospectus (all effectively referred to as the "Registration Statement") for the registration of guarantees by the Company (the "Guarantees"), in conjunction with a registration by U S West Capital Funding, Inc. ("Capital Funding") and/or another special purpose company to be organized by the Company ("Special Purpose Company") of up to $1,000,000,000 of Subordinated Debt Securities (the "Debt Securities") and/or Preferred Equity Securities (the "Equity Securities" and, together with the Debt Securities, the "Securities"); and

   WHEREAS, each of the undersigned is a Director of the Company;

   NOW, THEREFORE, each of the undersigned constitutes and appoints JAMES T. ANDERSON, CHARLES J. BURDICK, BARBARA M. JAPHA, and STEPHEN E. BRILZ, and each of them, as attorneys for him or her and in his or her name, place, and stead, and in each capacity as a Director of the Company, to execute and file such Registration Statement, including the related prospectus, and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

   IN WITNESS WHEREOF. each of the undersigned has executed this Power of Attorney this 3rd day of February, 1995.

/s/ Richard B. Cheney                  /s/ Allen F. Jacobson
- ---------------------------------      --------------------------------------
Richard B. Cheney                      Allen F. Jacobson

/s/ Remedios Diaz-Oliver               /s/ Marilyn C. Nelson
- ---------------------------------      --------------------------------------
Remedios Diaz-Oliver                   Marilyn C. Nelson

/s/ Grant A. Dove                      /s/ Frank Popoff
- ---------------------------------      --------------------------------------
Grant A. Dove                          Frank Popoff

/s/ Allan D. Gilmour                   /s/ Glen L. Ryland
- ---------------------------------      --------------------------------------
Allan D. Gilmour                       Glen L. Ryland

/s/ Pierson M. Grieve                  /s/ Jerry O. Williams
- ---------------------------------      --------------------------------------
Pierson M. Grieve                      Jerry O. Williams

/s/ Shirley M. Hufstedler              /s/ Daniel Yankelovich
- ---------------------------------      --------------------------------------
Shirley M. Hufstedler                  Daniel Yankelovich

                                 POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, U S WEST, Inc., a Colorado corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement, including a related prospectus (all effectively referred to as the "Registration Statement") for the registration of guarantees by the Company (the "Guarantees"), in conjunction with a registration by U S WEST Capital Funding, Inc. ("Capital Funding") and/or another special purpose company to be organized by the Company ("Special Purpose Company") of up to $1,000,000,000 of Subordinated Debt Securities (the "Debt Securities") and/or Preferred Equity Securities (the "Equity Securities" and, together with the Debt Securities, the "Securities"); and

     WHEREAS, each of the undersigned is an Officer or Director, or both, of the Company as indicated below each signature;

     NOW, THEREFORE, each of the undersigned constitutes and appoints JAMES
T. ANDERSON, CHARLES J. BURDICK, BARBARA M. JAPHA, AND STEPHEN E. BRILZ, and each of them, as attorneys for him and in his name, place, and stead, and in each capacity with the Company, to execute and file such Registration Statement, including the related prospectus, and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 3rd day of February, 1995.


/s/ Richard D. McCormick               /s/ James M. Osterhoff
- --------------------------------       ------------------------------
Richard D. McCormick                   James M. Osterhoff
Chairman of the Board,                 Executive Vice President and
Chief Executive Officer and President  Chief Financial Officer

                             POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS:

   WHEREAS, U S WEST Capital Funding, Inc., a Colorado corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement, including a related prospectus (all effectively referred to as the "Registration Statement") for the registration of $1,000,000,000 of subordinated debt and/or guarantees to be issued by the Company in conjunction with a registration by certain special purpose companies to be organized by U S WEST, Inc. of up to $1,000,000,000 of subordinated debt securities and/or preferred equity securities; and

   WHEREAS, each of the undersigned is an Officer or Director, or both, of the Company as indicated below each signature;

   NOW, THEREFORE, each of the undersigned constitutes and appoints JAMES T. ANDERSON, CHARLES J. BURDICK, BARBARA M. JAPHA, and STEPHEN E. BRILZ, and each of them, as attorneys for him and in his name, place and stead, and in each capacity with the Company, to execute and file such Registration Statement, including the related prospectus, and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virture hereof.

   IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 3rd day of February, 1995.



/s/ James T. Anderson                  /s/ James M. Osterhoff
- -----------------------------------    --------------------------------------
James T. Anderson                      James M. Osterhoff
President and Director                 Director

/s/ Charles J. Burdick                 /s/ James R. Taucher
- -----------------------------------    --------------------------------------
Charles J. Burdick                     James R. Taucher
Vice President and Treasurer           Vice President and Controller